UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934 (Amendment No. )

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DECKERS OUTDOOR CORPORATION

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On November 15, 2017, Deckers Outdoor Corporation distributed the following materials to certain investors:

RIGHT PLAN, RIGHT BOARD THE TRANSFORMATION IS WORKING

DISCLOSURES Safe Harbor We make forward-looking statements in this presentation, which represent our expectations or beliefs about future events and financial performance. Forward-looking statements are identifiable by words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “will,” “may” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties, including those described in our filings with the Securities and Exchange Commission. In addition, actual results could differ materially from those suggested by the forward-looking statements, and therefore you should not place undue reliance on the forward-looking statements. Except as required by law, we undertake no obligation to update or revise any forward-looking statements. Non-GAAP Reconciliation and Certain Supplemental Financial Information This presentation includes non-GAAP financial measures. Reconciliations of, and certain required disclosures regarding, these non-GAAP financial measures and supplemental financial information can be found in our Securities and Exchange Commission filings. 2

AGENDA • Share our business transformation journey over the past two years • Provide an overview of our brand building strategy and business optimization model • Discuss the details of our profit enhancement plan and its progress • Demonstrate the plan’s value to stockholders, as well as the long-term health of Deckers and its brands • Validate the strength of our Board, our team, our brands and our approach 3

DECKERS AT A GLANCE

Snapshot

- **Portfolio of leading footwear and lifestyle brands** serving both casual and high-performance needs
- Global infrastructure with **customers in 80+ countries**
- Recognized omni-channel leader with strong wholesale, retail and ecommerce capabilities
- Undergoing business transformation with new brand initiatives, generating $150M of cost savings that drive a **$100M operating profit improvement plan**
- Demonstrated belief in business transformation plan by announcing **$400M stock repurchase program**

Brands

FASHION LIFESTYLE GROUP (FLG)	UGG, KOOLABURRA BY UGG
PERFORMANCE LIFESTYLE GROUP (PLG)	HOKA ONE ONE, Teva, Sanuk

~$1.8B
LTM Revenue

$678.5M
(~37% of Total)
Revenue from Direct-to-Consumer ("DTC", i.e., retail and Company-owned online) [1]

$679.1M
(~37% of Total)
Revenue from International Sales [1]

Notes: Financials LTM as of September 30, 2017
1. Represents LTM revenue

DECKERS BRANDS

4

BUILD BRANDS THAT CONNECT WITH CONSUMERS GLOBALLY

FASHION LIFESTYLE GROUP

UGG



KOOLABURRA



UGG: Iconic **$1.4B+** global lifestyle brand, known primarily for its luxurious comfort-based sheepskin footwear

Koolaburra: Sub-$100 priced sheepskin/wool boot category attack brand that complements premium UGG offerings

PERFORMANCE LIFESTYLE GROUP



HOKA ONE ONE



Teva



sanuk

Hoka: $100M+ fastest growing running performance brand known for oversized cushioning

Teva: $115M+ modern outdoor lifestyle brand known primarily for sports sandals

Sanuk: $85M+ relaxed surf / lifestyle footwear leader known primarily for sidewalk surfers and yoga sling sandals

DECKERS BRANDS

5

OUR EVOLUTION Pre-2010: Explosive Growth 2010 – 2015: Investment in Infrastructure and Talent 2016 & Beyond: Leverage and Scale 6

OUR BUSINESS TRANSFORMATION JOURNEY UNDER THE LEADERSHIP OF JOHN GIBBONS AS LEAD DIRECTOR AND NOW CHAIRMAN AND DAVE POWERS AS CEO, SPENT THE LAST TWO YEARS FOCUSED ON: • Optimizing the business by consolidating and enhancing brands; • Evolving and right-sizing the organization to align with strategy and reduce costs; • Creating new platforms for sustainable growth by tightening and strengthening brand position and key product opportunities; and • Driving improved profitability to deliver long-term stockholder value Initiatives expected to lead to a 380bps IMPROVEMENT in operating profit from FY2017 to FY2020 7

SEISMIC ENVIRONMENTAL SHIFT HAS CREATED THE NEED FOR TRANSFORMATION Transforming our global marketplaces to leverage our infrastructure and quickly adapt to changing consumer demands Key Factors How Are We Responding? Retail • Changes in consumer buying behaviors • Lower foot traffic trends • Omni-channel strategy with integrated retail, ecommerce and wholesale platforms • Optimizing retail footprint Wholesale Outlook • Department store door closures • Highly promotional • Focus on largest, most profitable accounts while reducing long tail of smaller accounts Online Trends • Amazon is an emerging online marketplace • Strict focus on maintaining and enhancing brand image with the consumer • Direct marketing to increase consumer connectivity 8

FURTHER DEVELOP OUR PORTFOLIO TO REDUCE VOLATILITY AND DRIVE GROWTH We are balancing and expanding our business across brands, categories and seasons, and are utilizing and repurposing our infrastructure to enhance profitability Key Factors How Are We Responding? Weather Unseasonably warm winters can impact sales of UGG • Global diversification to help counteract weather effects • UGG Spring / Summer offerings within and beyond footwear • Growth of PLG brands Fashion Trends Evolving consumer trends can alter brand trajectories • Evolve UGG to become more of a lifestyle brand • Utilize Hoka, Teva and Sanuk to meet wider variety of interests • Attract younger consumers into the brands 9

CREATING STOCKHOLDER VALUE OVER THE LONG TERM MAJOR COMPONENTS DRIVING STOCKHOLDER VALUE TRANSFORMING BRANDS IN THE MARKETPLACE EVOLVING THE ORGANIZATION TO MEET THE CHANGING MARKETPLACE INCREASING OPERATING PROFITS • Deliver premium brand experience • Elevate the UGG brand • Implement a multi-season product strategy with broader lifestyle offering • Position all brands for sustained growth • Exploit the Hoka brand • Grow internationally Org. Structure Align organization to business model, merge office & brand groups, facilitating collaboration Retail Footprint Optimize existing fleet, close underperforming stores and transfer certain China locations to partners Supply Chain Address international markets, partners and distribution Process Further reduce development time and optimize material usage Leadership New CEO and key brand talent in last two years Infrastructure Leverage previous investments and corporate best practices 10

TRANSFORMING BRANDS IN THE MARKETPLACE Deliver Premium Brand Experience Elevate the UGG Brand Implement A Multi-Season Product Strategy • Elevate consumer experience within all brands to drive increased engagement • Utilize omni-channel capabilities to connect at the consumer’s convenience • Maintain loyal consumer base through staple Classic boot • Expand lifestyle offerings including fashion boots, weather boots and sneakers • Expand product offerings – leisure, apparel, handbags, accessories and home • Focus on becoming all-season lifestyle brand and greater utilization of infrastructure during warm seasons • Diversify UGG through Spring / Summer and Men’s, and build off Hoka’s strong growth 11

TRANSFORMING BRANDS IN THE MARKETPLACE (Cont’d) Position All Brands for Positive Growth Exploit the Hoka Brand Grow Internationally • Focus on margin improvements across all brands • Utilize recently-centralized brand operations to facilitate greater collaboration and information exchange among brand personnel • Capitalize on recent and proven growth, with revenue going from below $10M to $100M+ in last 4 years • Drive growth via strategic marketing efforts and expanded product offerings • Exploit new opportunities and reach highly attractive demographic bases in Germany and China while continuing to build within established markets • Drive margin improvements through international business mix • Use partnerships to grow in a capitalefficient manner in smaller and developing international cities 12

EVOLVING THE ORGANIZATION TO MEET THE CHANGING MARKETPLACE LEADERSHIP CHANGES • New CEO (Dave Powers), Fashion Lifestyle Group President (Andrea O’Donnell) and President of Omni-channel (Stefano Caroti) in last two years • Expanded role for President, Performance Lifestyle Group (Wendy Yang) • Three new Board members since 2014, and appointment of new Chairman in 2017 ALIGNING THE ORGANIZATION TO EVOLVING BUSINESS MODEL • Consolidating office locations and creating brand groups • Developing environment for universal collaboration INTERNATIONAL FOCUS • Selectively entering into new markets with high demand • Utilizing partners to create asset-light approach • Leverage international distributors to foster in-market relationships SUPPLY CHAIN • Sourcing & manufacturing (production) cost improvements • Design & development efficiencies to lower COGS • Innovation via new products and materials 13

IMPROVING OPERATING PROFIT $94M SG&A $56M in COGS $150M in cost savings Key principles and drivers of cost reduction plan: 1. Marketplace dynamics 2. Speed to market 3. Cost efficiencies and streamlined business model 4. Driving best-in-class margins, profitability and returns on invested capital Improve Gross Margins • Reduce product development time • Optimize material usage • Consolidate factory base • Move production outside China Improve SG&A Profile and Enhance Operating Leverage • Refine and “right size” retail footprint • Reduce corporate overhead to align with the new business model • Introduce process efficiencies • Leverage previous investments 14

RETAIL IS AN IMPORTANT PART OF BUILDING AND SUSTAINING OUR GLOBAL BRANDS KEY BENEFITS OF RETAIL STRATEGY • Critical to building premium global brands • Ability to showcase and build awareness and demand for full product offering • Compelling ecommerce uplift • Enhanced consumer feedback loop • Core component of omni-channel experience • Outlets provide access to incremental consumer base and margin protection • Significant contributor to revenue and profit • Channel diversification mitigates downturn in wholesale KEY BENEFITS KEY BENEFITS OF RETAIL STRATEGY OF RETAIL STORE TYPE Type Benefit Concept • Leverages high traffic locations in key markets to drive brand awareness • Showcases breadth of the product line to consumers • Demonstrates success with new products, which can persuade wholesalers to buy broader line of products • Elevates the presentation of the brand • Supports ecommerce transactions Outlet • Offers consumer a promotional environment at higher margins to Deckers • Supports full-priced selling of core styles • Provides a controllable strategic close-out environment • Provides access to incremental consumers Both • Enhances consumer feedback loop • Supports omni-channel strategy to meet the consumers on their terms • Allows Deckers to have a meaningful and direct connection with the consumer and reduces reliance on wholesalers and third parties to build brand 15

BENEFITS OF A MULTI-BRAND AND MULTI-SEASON STRATEGY The multi-brand portfolio brings several benefits: • Increased diversification and reduced seasonality • Exposure to expanded consumer base via Performance Lifestyle Group • Ability to leverage Deckers’ global infrastructure for brands beyond UGG • Ability to retain and leverage talent across broader organization The Performance Lifestyle Group¹ has performed strongly in the last three years, as demonstrated by strong revenue and operating contribution growth Source: Company Filings Notes: Figures represent adjusted results 1. Performance Lifestyle Group consists of Hoka One One, Teva and Sanuk 2. Prior to allocation of corporate overhead costs 3. CAGRs represent the 3.5 years from 03/31/14 to 09/30/17 PERFORMANCE LIFESTYLE GROUP TRENDS ($ in millions) Revenue Operating Contribution ² $235 $293 $323 $314 $341 $20 $32 $43 $44 $61 FY2014 FY2015 FY2016 FY2017 LTM 9/30/17 11.2% Revenue CAGR 3 37.6% Operating Contribution CAGR 3 16

TRANSFORMATION IS WORKING

RECENT PERFORMANCE IS REFLECTIVE OF INITIATIVES

OUR TRANSFORMATIONAL INITIATIVES, WHICH BEGAN IN 2016, ARE STARTING TO PAY OFF

...

WE ARE ALREADY AHEAD OF PLAN!



Exceeded consensus by

FY2017 Q4	FY2018 Q1	FY2018 Q2
▲$0.17	▲$0.39	▲$0.52

OPERATING MARGIN EXPANSION

380 bps

PROJECTED IMPROVEMENT FY2017 - FY2020

ROIC IMPROVEMENT

20%+

ROIC TARGET BY FY2020

STOCK REPURCHASE AUTHORIZATION

$400M

TOTAL REPURCHASE AUTHORIZATION

Note: Consensus and operating margin expansion projection are measured on non-GAAP basis

DECKERS BRANDS

17

TRANSFORMATION IS WORKING (Cont'd)

FAVORABLE FINANCIAL RESULTS

NON-GAAP EBIT HAS SIGNIFICANTLY EXPANDED, AND REVENUE HAS GROWN EVEN WHILE TURNING OFF UNPROFITABLE STREAMS
(e.g., retail closures and reducing wholesale tail)



REVENUE GROWTH

($ in millions)


3.6% CAGR
$1,790
$1,825
$1,822
~$2,000
FY2017
LTM FY2018 Q1
LTM FY2018 Q2
FY2020 Target

NON-GAAP EBIT GROWTH

($ in millions)


47.0% CAGR
$166
$188
$201
$266 1
(~13% Margin)
FY2017
LTM FY2018 Q1
LTM FY2018 Q2
FY2020 Target

Source: Company Filings
Notes: CAGRs represent the 6 months from 03/31/17 to 09/30/17; measured on non-GAAP basis
1. Represents $100M increase in non-GAAP operating profit over FY2017 results

DECKERS BRANDS

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TRANSFORMATION IS WORKING – SHAREHOLDERS ARE BENEFITTING N O T A B L E I M P R O V E M E N T A G A I N S T P R O X Y P E E R G R O U P Company 2-Year Stock Price Performance YoY EBIT Margin Ä 1 42.8% 122 bps (49.4%) (234 bps) 12.6% (46 bps) (39.9%) (114 bps) 29.1% (21 bps) 6.7% 190 bps (13.0%) (7 bps) (61.7%) (180 bps) (43.9%) (285 bps) (83.4%) (201 bps) Company 2-Year Stock Price Performance YoY EBIT Margin Ä 1 (50.5%) 35 bps (17.4%) 54 bps 29.2% 4 bps (7.0%) 44 bps (12.8%) 161 bps 6.0% (143 bps) 36.3% (12 bps) (66.1%) (360 bps) 61.6% 214 bps Source: Capital IQ Note: Market data as of 10/27/17 1. Represents CY2016 actuals and CY2017 estimates per Wall Street research for both Deckers and proxy peer group 19

TRANSFORMATION IS WORKING – ANALYSTS AGREE

STRONG FEEDBACK ON MANAGEMENT INITIATIVES OVER THE LAST 12 MONTHS

*"**We believe management is taking the right steps for the brand** (despite the near-term pain) by closing under-performing stores, optimizing distribution, and expanding into new channels."*

*"The fact that the [wholesale] partners experienced strong sell-throughs in December (which enabled them to clear inventory at good margins) and that DTC outperformed the plan indicates **the brand remains strong**…"*

– Canaccord (2/3/17)

*"**COGS and SG&A savings initiatives are well-underway,** with 220 bps of GM expansion and SG&A down 3% y/y in 2Q. **We are particularly encouraged with more full-priced selling via less close-out sales.**"*

*"350 fewer N.A. distribution points y/y demonstrates mgmt's **continued progress in rationalizing low-volume retail partners**, which we expect to continue and be a driver of efficiencies."*

– Jefferies (10/27/17)

"We remain compelled by earnings capacity with early endorsement for cost savings in FY19, management's suggestion that the 13% operating margin goal in FY20 may prove conservative, and authorization of capacity to repurchase up to 18% of the current market cap"

*"Early execution and better channel dynamics than a year ago make us more **optimistic on potential for further upside to estimates.**"*

– Stifel (10/27/17)

DECKERS BRANDS

20

DECKERS PERFORMANCE AGAINST PEERS INDEXED STOCK PRICE Initial Implementation of Business Transformation Plan 150% 125% 100% 75% 50% Deckers Proxy Peers ¹ 1 2 3 4 5 6 Dave Powers Appointed CEO 142.8% 85.4% 10/27/15 02/25/16 06/26/16 10/26/16 02/25/17 06/27/17 10/27/17 1 02.02.17 Announced Q3 2017 results (EPS fell short of analyst expectations by $0.11) and $150M total cost savings plan „X 02.07.17 Last full trading day prior to the disclosure that Marcato acquired a 6% equity stake in Deckers „X 04.25.17 Publicly announced review of strategic alternatives 4 05.25.17 Announced FY 2017 results (EPS exceeded analyst expectations by $0.17), and $100M operating profit improvement plan, with margin target of ~13% by FY2020 „X 07.27.17 Announced Q1 2018 results (EPS exceeded analyst expectations by $0.39) „X 10.26.17 Announced Q2 2018 results (EPS exceeded analyst expectations by $0.52), $400M stock repurchase program, and conclusion of the strategic review process Notes: As of 10/27/17; Proxy Peer group average represents arithmetic mean of stock price changes 1. Deckers Proxy Peer Group includes The Buckle, Inc., Carter’s, Inc., Chico’s FAS, Inc., Columbia Sportswear Company, Crocs, Inc., DSW Inc., Express, Inc., The Finish Line, Inc., Fossil Group, Inc., G-III Apparel Group, Ltd., Guess?, Inc., Lululemon Athletica Inc., Oxford Industries, Inc., RH, Skechers U.S.A., Inc., Steven Madden, Ltd., Under Armour, Inc., and Wolverine World Wide, Inc.; does not include Kate Spade & Company (acquired by Tapestry, Inc., formerly known as Coach, Inc.) as it is no longer publicly traded 21

OUR HIGHLY ACTIVE BOARD IS DRIVING OUR TRANSFORMATION Independent mindset and focus on accountability to stockholders The right set of skills and experience to define Deckers’ corporate strategy Always operates with all stockholders’ best interests in mind • 8 of 9 Directors are independent • Board Committees are composed entirely of independent Directors • Focused on enhancing and expanding our stockholder outreach efforts • Board is highly engaged and committed to Deckers’ success • Highly qualified and wellrounded Board, with 7 of 9 Directors being current or former CEOs, CFOs, COOs, or Chief Administrative Officers of major public companies • Board undergoes a rigorous annual self-evaluation process to ensure the most effective composition • Authorized hiring of a third-party consultant to explore cost savings opportunities in 2016, well before Marcato started its campaign in February 2017 • Publicly announced pursuit of strategic alternatives in April 2017 • Announced $400M stock repurchase program in October 2017, aggressively targeting $100M of repurchases by the end of March 2018 • Continues to pursue strategic options to enhance stockholder value today 22

THE DECKERS BOARD SEEKS TO MAXIMIZE SHAREHOLDER VALUE

PRIOR TO ANNOUNCING ITS $400M SHARE REPURCHASE PLAN, THE BOARD HAD UNDERTAKEN A COMPREHENSIVE REVIEW OF STRATEGIC ALTERNATIVES

PROCESS OVERVIEW

April 25, 2017	**PUBLICLY ANNOUNCED REVIEW OF STRATEGIC ALTERNATIVES**
90	**PARTIES CONTACTED DURING SALE PROCESS**
October 26, 2017	**ANNOUNCED THE CONCLUSION OF REVIEW OF STRATEGIC ALTERNATIVES**

GO-FORWARD STRATEGY

- Announced $400M share repurchase plan on October 26, 2017
- Board remains open to considering strategic and financial alternatives that can drive shareholder value
- In the interim, the Board continues to focus on the execution of the transformation plan, generating $150M in cost savings which is expected to drive $100M in operating profit improvement

DECKERS BRANDS

23

$400M STOCK REPURCHASE OVERVIEW DECKERS EXPECTS TO GENERATE SIGNIFICANT FREE CASH FLOW OF ~$150M IN FY18 KEY ELEMENTS • Announced on October 26, 2017 • $400M represents ~20% of Deckers’ market capitalization • Targeting $100M of stock repurchases by end of March 2018 • Stock purchases to be funded through domestic cash flows, supported by modest additional leverage (~1x Debt-to-EBITDA) • Expect to repurchase $400M of stock by end of FY2020 POTENTIAL EFFECTS OF STOCK REPURCHASE • Increased EPS for stockholders • Brings long-term stockholder benefits (vs. one-time event) • Signals Deckers’ belief in its long-term business optimization plan • Allow us to maintain business flexibility and sufficient seasonal liquidity needs 24

DECKERS BOARD OF DIRECTORS OVERVIEW

- Board is uniquely suited to oversee Deckers' complex, global, vertically-integrated, multi-brand and multi-channel operations
- Directors bring multi-faceted skillset with public company, luxury / premium retail and complex business management experience, with deep C-suite executive and Board experience outside of Deckers
- Board has demonstrated an ongoing commitment to rigorous annual evaluations, succession planning and refreshment
- Average tenure of Deckers' Directors is 7 years vs Fortune 500 company tenure of ~8.5 years, demonstrating commitment to change
- Board has also demonstrated its commitment to diversity, with 1/3 women and a focus on ethnic diversity

DECKERS BOARD OF DIRECTORS TENURE [1]



More Than 10 Years
2
4 - 9 Years
4
3 or Fewer Years
3

NUMBER OF DIRECTORS WITH RELEVANT EXPERIENCE [1]



Luxury / Premium Branding Experience
6
Entrepreneurial
5
Distribution / Logistics Experience
5
Retail Experience
5
Sales and Marketing Experience
6
High Level of Financial Literacy and Experience
6
International Experience
6
Public Company Management Experience
8
Industry Experience (Footwear, Apparel, etc.)
8
Risk Oversight Experience
7
Technology (Consumer, Cybersecurity, Big Data, Social)
2
Real Estate
5

Sources: Deloitte, NYSE
Note:
1. Total of 9 Directors

DECKERS BRANDS

25

THE BOARD IS INDEPENDENT AND HAS THE RIGHT MIX OF SKILLS AND EXPERIENCE[1]

OUR HIGHLY QUALIFIED AND WELL-ROUNDED BOARD HAS BEEN OVERSEEING OUR TRANSFORMATION

	John Gibbons	Karyn Barsa	Nelson Chan	Michael Devine III	John Perenchio	Dave Powers	James Quinn	Lauri Shanahan	Bonita Stewart
Luxury / Premium Branding Experience	✓	✓		✓		✓	✓	✓	
Entrepreneurial	✓	✓	✓		✓				✓
Distribution / Logistics Experience		✓		✓		✓	✓	✓	
Retail Experience		✓		✓		✓	✓	✓	
Sales & Marketing Experience		✓	✓		✓	✓	✓		✓
High Level of Financial Literacy and Experience	✓	✓	✓	✓	✓				✓

Note:
1. See Appendix for more information

DECKERS BRANDS

26

THE BOARD IS INDEPENDENT AND HAS THE RIGHT MIX OF SKILLS AND EXPERIENCE[1] (Cont'd)

OUR HIGHLY QUALIFIED AND WELL-ROUNDED BOARD HAS BEEN OVERSEEING OUR TRANSFORMATION

	John Gibbons	Karyn Barsa	Nelson Chan	Michael Devine III	John Perenchio	Dave Powers	James Quinn	Lauri Shanahan	Bonita Stewart
International Experience			✓	✓		✓	✓	✓	✓
Public Company Management Experience	✓		✓	✓	✓	✓	✓	✓	✓
Industry Experience (Footwear, Apparel, etc.)	✓	✓		✓	✓	✓	✓	✓	✓
Risk Oversight Experience	✓	✓	✓	✓	✓		✓	✓	
Technology (Consumer, Big Data, Cybersecurity, Social)			✓						✓
Real Estate				✓	✓	✓	✓	✓	

Note:
1. See Appendix for more information

DECKERS BRANDS

27

EXECUTIVE COMPENSATION PROGRAM OVERVIEW COMMENTARY • We have effectively and consistently tied our compensation program to our strategic and business objectives • In early-2017, we reached out to investors holding over 60% of our shares to discuss their views on our compensation program • We have evolved our program over time to emphasize profitability, reflecting our longrange plan and input from stockholders • We have moved from an above median pay philosophy to a median pay philosophy • High pay-for-performance alignment resulted in lower realized pay during years where performance was below target OVERVIEW OF OUR FY2017 COMPENSATION STRUCTURE Base • Balanced guaranteed pay with at-risk pay to properly manage our compensation-related risk Annual Cash Bonus At-Risk, Performance-Based Cash • FY2017: 50% Revenue, 50% Operating Income • FY2018: Core profitability metrics, with revenue metrics for certain executives Equity: Long-Term Incentives 60% Performance Stock Options • Three-year pre-tax income goal must be achieved in order to vest • Once it is determined that the target has been met, awards will vest in full 20% Annual Performance-Based RSUs • One-year EPS goal • Earn-out from 0% to 100% of target • Three-year annual vesting if goal achieved 20% Time-Vested RSUs • Three-year annual vesting 28

ALIGNMENT OF COMPENSATION PROGRAM WITH STRATEGIC AND BUSINESS OBJECTIVES Compensation Element Strategic Focus FY2017 FY2018 Annual Cash Incentive Awards Organic Growth / Operating Efficiency • Utilized revenue and operating income metrics to drive growth while still requiring profitability discipline • Due to our strong pay-for-performance design, no cash incentive payments were made to our executives • Focus on core profitability metrics for all executives, with revenue metrics tailored to specific business units for certain executives • Annual performance targets support our long-range business and strategic plan Equity Awards TSR Growth / Operating Efficiency • Changed from performance-based RSUs to performance stock options for LTIP awards to align interests of our executives with stockholders under volatile market conditions • Changed performance conditions for LTIP awards from consolidated EBITDA and revenue to pre-tax income to focus our executives on driving profitability • Continue to use performance stock options and pre-tax income performance metric for LTIP awards • By tying LTIP equity awards to pre-tax income, we reward achievement of our profitability goals 29

MARCATO’S PROPOSALS ARE NOT IN THE BEST INTERESTS OF SHAREHOLDERS MARCATO’S APPROACH WHY IT IS NOT IN THE INTEREST OF SHAREHOLDERS BOARD COMPOSITION Wholesale change of all nine Board members • Current Board is committed to all stockholders • Current Board has deep knowledge of and involvement in current plan and is driving the organization forward for the long term • A change in Board composition would significantly disrupt the team and progress of the transformation • Current Board maintains a robust vetting process to ensure appropriate skillsets Marcato’s proposed slate of Directors are unqualified: • Unvetted and unknown; most have never before served on a public Board and have no knowledge of Deckers • Many have no C-level executive experience • Nearly all nominees lack retail experience; certain nominees with retail experience did not work in strategic roles • Marcato refused to make its proposed Directors available for customary interviews with the Deckers Governance Committee 30

MARCATO’S PROPOSALS ARE NOT IN THE BEST INTERESTS OF SHAREHOLDERS (Cont’d) MARCATO’S APPROACH WHY IT IS NOT IN THE INTEREST OF SHAREHOLDERS RETAIL STORES Reduce retail store count to fewer than 80 stores vs. Deckers’ target of 125 • Omni-channel and retail strategy are closely tied together • Lose ability to directly engage and get closer to the consumer • Lose ability to elevate the brand experience • Lose ability to showcase the broader, more diverse product line • The 125 stores are profitable and help raise total Deckers profitability, and improvements are being made (4-wall retail contribution of 20%) • Marcato plan would require significant cash outlay to close profitable stores • Could cause significant termination penalties, versus revisiting at natural lease terminations BRAND PORTFOLIO Sell the Non-UGG Brands • Even more seasonal and product dependence with only UGG • No leverage against fixed costs to support UGG and broader business • Non-UGG brand profits are the highest in Deckers’ history, with significant upside remaining • Hoka One One opportunity is significant and offers a very compelling consumer replenishment cycle 31

MARCATO’S PROPOSALS ARE NOT IN THE BEST INTERESTS OF SHAREHOLDERS (Cont’d) MARCATO’S APPROACH WHY IT IS NOT IN THE INTEREST OF SHAREHOLDERS COST SAVINGS AND OPERATING MARGIN Annual cost savings should be $200M, not Deckers’ target of $150M Achieve 19% operating margin • Would require significant store closures at significant cost and lost revenue • Harmful to the organization and culture; inability to retain key talent • Stifles innovation and motivation • Return to dependence on wholesalers and distributors whose business model is under significant pressure • Does not provide a pathway to growth • Cuts would significantly reshape the business – more difficult to be public company • A 19% margin would cause a decline in dollar profitability and potential loss of profitable brands / channels • Margins would not be sustainable long-term given the necessary design in the short term LEVERAGE Increase leverage to 2.0x EBITDA vs. Deckers’ target of 1.0x • Significantly more risk involved with higher leverage • Difficult to manage short-term headwinds to the business, as well as seasonal working capital needs • Extending to that much leverage is a short-term driven view • Reduces Deckers operating flexibility and ability to potentially pursue attractive opportunities 32

UNDER THE STEWARDSHIP OF DAVE POWERS AND THE DECKERS BOARD, DECKERS HAS SIGNIFICANTLY OUTPACED ITS PEERS

	1-Year	2-Year	5-Year
DECKERS BRANDS	**42.81%**	**42.84%**	**153.20%**
Deckers Proxy Peer Group[1]			
Mean[2]	*11.22%*	*(14.64%)*	*29.31%*
Median[3]	*6.81%*	*(12.90%)*	*(9.36%)*

Source: Capital IQ

Note: Returns represent nominal percentage gain based on comparing stock price on October 27, 2017 vs. October 27, 2016, October 27, 2015, and October 31, 2012 (as October 27, 2012 was a Saturday, and the NYSE shut down on October 29, 2012 and October 30, 2012 due to Hurricane Sandy), respectively

1. Deckers Proxy Peer Group includes The Buckle, Inc., Carter's, Inc., Chico's FAS, Inc., Columbia Sportswear Company, Crocs, Inc., DSW Inc., Express, Inc., The Finish Line, Inc., Fossil Group, Inc., G-III Apparel Group, Ltd., Guess?, Inc., Lululemon Athletica Inc., Oxford Industries, Inc., RH (not included in 5-Year analysis given IPO on November 2, 2012), Skechers U.S.A., Inc., Steven Madden, Ltd., Under Armour, Inc., and Wolverine World Wide, Inc.; does not include Kate Spade & Company (acquired by Tapestry, Inc., formerly known as Coach, Inc.) as it is no longer publicly traded
2. Represents arithmetic mean
3. Method generally used by Marcato in its proxy contest against Buffalo Wild Wings

DECKERS BRANDS

33

CONCLUSION 1. TRANSFORMATION PLAN WELL UNDERWAY • Optimizing the business by consolidating and enhancing brands • Evolving and right-sizing the organization to align with strategy and reduce costs • Creating new platforms for sustainable growth by tightening and strengthening brand position and key product opportunities • Driving improved profitability to deliver long-term stockholder value 2.TRANSFORMATION IS WORKING • Recent performance demonstrates initiatives are successful and are already delivering shareholder value • $400M stock repurchase program 4. MARCATO NOMINEES COULD JEOPARDIZE LONG-TERM VALUE CREATION AT DECKERS • Hobbling the Board with individuals who lack important experience and knowledge of Deckers could significantly derail the transformation’s progress PLEASE VOTE THE WHITE PROXY CARD 34

APPENDIX

DECKERS BOARD OF DIRECTORS I NDI V I DUAL SKI L L S AND E X P ERI ENCE CREAT E VAL UE FOR SHAREHOL DERS JOHN GIBBONS Chairman Director Since: • 2000 Biography: • Previously served as CEO and COO of The Learning Network, CEO and COO of The Sports Club Company and in other senior executive roles Other Directorships: • Also sits on the Board of The Learning Network, and served as a Director of National Technical Systems, TMC Communications and Assisted Living Corporation Skills and Qualifications: • Public Company Management and High Level of Financial Literacy: Former CEO and COO of both The Learning Network and The Sports Club Company, and current member of Compensation Committee at The Learning Network • Risk Oversight: Former Chairman of two audit committees, including Deckers • Industry: 17 years as a Director at Deckers • Entrepreneurial: Served in leadership positions for several companies during periods of expansion • Luxury / Premium Branding: Involved in several capacities at The Sports Club Company, which markets to affluent, health conscious individuals 36

DECKERS BOARD OF DIRECTORS

INDIVIDUAL SKILLS AND EXPERIENCE CREATE VALUE FOR SHAREHOLDERS



KARYN BARSA

Director, Audit Committee Member

Director Since:	• 2008
Biography:	• Previously served as CFO and COO of Patagonia, CEO of Coyuchi, CEO of Smith & Hawken, and President and CEO of Investors' Circle
Other Directorships:	• Also sits on the Board of The Directors' Organization and served as a Director of Performance Sports Group
Skills and Qualifications:	• **High Level of Financial Literacy:** Served as CFO of Patagonia and Chair of Compensation Committee of Performance Sports Group • **Industry, Luxury / Premium Branding, Retail and Entrepreneurial:** Former CEO of Coyuchi, Inc. and Smith & Hawken, as well as CFO and COO of Patagonia during periods of high growth • **Sales & Marketing and Distribution / Logistics:** Oversaw sales and distribution teams in previous roles, with direct experience as CEO of Investors' Circle and founder of HeadStart Custom Helmets • **Risk Oversight:** Member of the Audit Committee at The Directors Organization Ltd

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DECKERS BOARD OF DIRECTORS

INDIVIDUAL SKILLS AND EXPERIENCE CREATE VALUE FOR SHAREHOLDERS



NELSON CHAN

Director, Audit Committee Member

Director Since:	• 2014
Biography:	• Previously served as CEO of Magellan Navigation and in various senior executive positions at SanDisk Corporation
Other Directorships:	• Also sits on the Boards of Adesto Technologies (NASDAQ:IOTS), Synaptics (NASDAQ:SYNA) and Socket Mobile (NASDAQ:SCKT)
Skills and Qualifications:	• **High Level of Financial Literacy and Public Company Management:** Held numerous senior executive and Director positions at leading companies, including as CEO at Magellan Corporation • **Entrepreneurial, Sales & Marketing and Technology:** Expertise in building technology companies, with extensive industry experience in key sales, marketing and engineering positions at SanDisk, Chips and Technologies, Signetics and Delco Electronics • **International:** Former EVP and GM of Consumer Business at SanDisk, a global multi-billion dollar company • **Risk Oversight:** Current member of Deckers Audit Committee and has 10+ years of risk oversight experience as a corporate director

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DECKERS BOARD OF DIRECTORS

INDIVIDUAL SKILLS AND EXPERIENCE CREATE VALUE FOR SHAREHOLDERS



MICHAEL DEVINE III

Director, Audit Committee Chair

Director Since:	• 2011
Biography:	• Previously worked at Coach for almost 10 years, serving as EVP & Chief Accounting Officer, and later as CFO during which sales more than doubled and improved margins drove even stronger earnings growth
Other Directorships:	• Also sits on the Boards of Express (NYSE:EXPR) and FIVE Below (NASDAQ:FIVE)
Skills and Qualifications:	• **High Level of Financial Literacy and Public Company Management:** Former CFO of Coach, Inc., Mothers Work, Inc., Strategic Distribution, Inc. and Industrial System Associates, Inc. • **Risk Oversight:** 11 years of experience as a corporate director with risk oversight responsibilities • **Luxury / Premium Branding, International and Real Estate:** Coach, Inc. markets modern classic accessories across retail locations globally • **Industry:** Also serves as Director of Express, Inc., a nationally-recognized specialty apparel and accessory retailer • **Distribution / Logistics and Retail:** Involved in supply chain and wholesale and retail distribution channels while at Coach, Inc.

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DECKERS BOARD OF DIRECTORS

INDIVIDUAL SKILLS AND EXPERIENCE CREATE VALUE FOR SHAREHOLDERS



JOHN PERENCHIO

Director, Corporate Governance Committee Member

Director Since:	• 2005
Biography:	• Private investor and operator of various music industry companies and a sports apparel company • Previously served as an Executive at Chartwell Partners managing its real estate holdings, and practiced law as an attorney in California
Other Directorships:	• Sat on the Board of Univision Communications from 1992-2007, the leading Spanish-language media business in the U.S.
Skills and Qualifications:	• **Entrepreneurial and High Level of Financial Literacy:** Involved in myriad of different successful business enterprises, including 13 years as an executive with Chartwell Partners • **Industry:** 12 years as a Director at Deckers, plus involvement with Club Ride Apparel • **Risk Oversight:** Also served as in-house counsel at Triad Artists • **Sales & Marketing:** Experience with designing and implementing marketing and sales plans across his career • **Public Company Management:** Member of Deckers Board since 2005, and previously a Director of Univision Communications • **Real Estate:** Extensive commercial real estate and real estate finance experience as a developer, property owner and attorney

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DECKERS BOARD OF DIRECTORS

INDIVIDUAL SKILLS AND EXPERIENCE CREATE VALUE FOR SHAREHOLDERS



DAVE POWERS

Director, CEO & President

Director Since:	• 2016
Biography:	• Worked in various roles at Deckers since 2012, such as President of Omni-Channel and President of Direct-to-Consumer • Prior to joining Deckers, served in various senior executive roles with Converse Inc., Timberland Inc. and Gap Inc.
Skills and Qualifications:	• **Retail Industry Experience and Distribution / Logistics:** Led DTC operations at Converse, and had retail leadership roles at Timberland and The Gap • **Sales & Marketing:** Has developed marketing strategies with a focus on consumer engagement throughout his career • **International:** Led worldwide retail merchandising, marketing, visual and store design at Timberland • **Public Company Management and Luxury / Premium Branding:** Current CEO and President at Deckers, with all previous leadership roles at public companies • **Real Estate:** Gained experience in roles at The Gap and Deckers

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DECKERS BOARD OF DIRECTORS JAMES QUINN Director, Corporate Governance Committee Chair Director Since: • 2011 Biography: • Previously served as President and in other senior executive roles at Tiffany & Co before retiring in 2012 Other Directorships: • Also sits on the Board of Mutual of America Capital Management, and has served as a Director of Tiffany & Co Skills and Qualifications: • Public Company Management, Luxury / Premium Branding, Sales & Marketing and International: Former President of global jeweler and specialty retailer Tiffany & Co., where he worked for 26 years • Distribution / Logistics, Retail and Real Estate: Involved in supply chain, distribution and real estate management while at Tiffany & Co. • Risk Oversight: 22 years of experience as corporate director with risk oversight responsibilities I NDI V I DUAL SKI L L S AND E X P ERI ENCE CREAT E VAL UE FOR SHAREHOL DERS 42

DECKERS BOARD OF DIRECTORS I NDI V I DUAL SKI L L S AND E X P ERI ENCE CREAT E VAL UE FOR SHAREHOL DERS LAURI SHANAHAN Director, Compensation Committee Chair Director Since: • 2011 Biography: • 21 years of senior level retail experience, including 16 years at The Gap Inc. as Chief Legal & Administrative Officer and in other senior executive roles Other Directorships: • Chairman of the Board of Charlotte Russe Holdings; also serves as Director of Cedar Fair Entertainment Company (NYSE:FUN) and Treasury Wine Estates (ASX:TWE) Skills and Qualifications: • Public Company Management, International, Distribution / Logistics and Retail: Served as Chief Administrative Officer, Chief Legal Officer and Corporate Secretary during her 16 years at global retailer The Gap, where she was involved with retail, franchise, online licensing and other distribution channels • Risk Oversight: Served as Chief Compliance Officer and Chief Legal Officer at The Gap • Industry Experience, Luxury / Premium Branding: Experience in footwear, apparel and accessories throughout her career at The Gap, Charlotte Russe and her consulting business • Real Estate: Led global real estate for all brands while at The Gap, with additional experience from Charlotte Russe and her consulting business 43

DECKERS BOARD OF DIRECTORS

INDIVIDUAL SKILLS AND EXPERIENCE CREATE VALUE FOR SHAREHOLDERS



BONITA STEWART

Director, Corporate Governance Committee Member

Director Since:

- 2014

Biography:

- Currently serves as a VP of Global Partnerships at Google Inc., with previous senior sales management positions at Google dating back to 2006
- Previously served as President and COO of Nia Enterprises and in senior roles at DaimlerChrysler AG and Chrysler Corporation

Skills and Qualifications:

- **Industry:** Over 25 years of experience in brand management, digital strategy and execution
- **High Level of Financial Literacy:** Leads strategy, business development and revenue growth plans for Google's largest publisher partnerships
- **Entrepreneurial:** Former President, COO and Co-Founder of Nia Enterprises, and founder and CEO of One Moment in Time
- **Sales & Marketing:** Includes product distribution and online advertising experience
- **International:** Led publisher partnerships for Latin America and Canada at Google, with global corporate experience including DaimlerChrysler AG and IBM
- **Public Company Management:** 10-year management career at IBM, with strategic planning and large scale operations experience at Google
- **Technology:** Extensive experience in digital strategy, mobile, video, programming, online advertising, analytics and execution

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